EXHIBIT 32.4
Noble Finance Company, a Cayman Islands company
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Noble Finance Company, a Cayman Islands company (the “Company”) on Form 10-K for the period ended December 31, 2022, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Richard B. Barker, Director, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 9, 2023	/s/ Richard B. Barker
Richard B. Barker
Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer) of Noble Finance Company, a Cayman Islands company